 EXHIBIT 32.1

CERTIFICATION OF PERIODIC REPORT

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Measurement Specialties, Inc. (the ‘Company’), certifies that:

(1)   the Annual Report on Form 10-K of the Company for the fiscal year ended March 31, 2014 (the ‘Report’) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 3, 2014	/s/ Frank Guidone
Frank Guidone Chief Executive Officer

Dated: June 3, 2014	/s/ Mark Thomson
Mark Thomson Chief Financial Officer